UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  April 24, 2003

Intrado Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-29678	84-0796285
(Commission File Number)	(IRS Employee Identification No.)

1601 Dry Creek Drive, Longmont, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (720) 494-5800

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

Exhibits:

Exhibit Number	Description

20.1	Press Release Issued by Intrado Inc. on April 24, 2003.

Item 9.  Regulation FD Disclosure.

In accordance with the procedural guidance in SEC Release No. 33-8216, the following information is being furnished under “Item 9. Regulation FD Disclosure” and “Item 12. Disclosure of Results of Operations and Financial Condition.”

On April 24, 2003, Intrado Inc. (“Intrado”) issued a press release setting forth Intrado’s first quarter 2003 earnings.  A copy of Intrado’s press release is attached hereto as Exhibit 20.1 and is hereby incorporated by reference.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc.
(Registrant)

Date: April 24, 2003	By:	/s/ Michael D. Dingman, Jr.
Michael D. Dingman, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

Description

20.1	Press Release Issued by Intrado Inc. on April 24, 2003.